UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2020

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information in this Report set forth under Items 2.01 and 2.03 is incorporated herein by reference into this Item 1.01.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Fairfield Inn & Suites by Marriott – Lubbock, Texas

As previously disclosed, Lodging Fund REIT III, Inc. (the “Company”), through its operating partnership subsidiary Lodging Fund REIT III OP, LP (the “Operating Partnership”), entered into an Agreement of Purchase and Sale with Treemont Capital Partners IV, LP (the “Seller”), as reinstated and amended as of October 1, 2019 (as amended, the “Purchase Agreement”), for the purchase by the Operating Partnership of a Fairfield Inn & Suites by Marriott hotel property located in Lubbock, Texas (the “Fairfield Inn Lubbock”).

On January 8, 2020,  the Company, through the Operating Partnership and its subsidiaries, LF3 Lubbock Expo, LLC (the “Owner”) and LF3 Lubbock Expo TRS, LLC (the “TRS Subsidiary”), both Delaware limited liability companies and wholly-owned subsidiaries of the Operating Partnership,  acquired from the Seller, the Fairfield Inn Lubbock.  The Seller is not affiliated with the Company or Legendary Capital REIT III, LLC (the “Advisor”), the Company’s external advisor.

The purchase price of Fairfield Inn Lubbock was $15.15 million, exclusive of closing costs. The Company funded the purchase of the Fairfield Inn Lubbock with proceeds from the Company’s ongoing private offering and the assumption of the existing loan encumbering the property (discussed in Item 2.03 below).

The Fairfield Inn Lubbock is located across from the Canyon West shopping center, less than a mile from Marsha Sharp Freeway and minutes away from Texas Tech University and the National Ranching Heritage Center Museum. Opened in August 2017, the 101-room, limited-service hotel features a modern, customized design theme, 324 square feet of meeting space, fitness center, outdoor pool and business center. Guest amenities include complimentary Wi-Fi and breakfast and a bar area.

Lubbock is the largest city in the Texas panhandle region. Major demand drivers include Texas Tech University, an NCAA Division I school with over 30,000 students, and Covenant Health System, which is undergoing a building and renovation project of approximately $450 million. The Buddy Holly Hall of Performing Arts & Sciences, scheduled to open in 2020, and Lubbock Civic Center provide additional demand drivers for the city’s hospitality market.

Management of Fairfield Inn & Suites by Marriott – Lubbock, Texas

On January 8, 2020, the Company, through the TRS Subsidiary, entered into a Management Agreement with NHS, LLC dba National Hospitality Services (“NHS”), an affiliate of the Advisor which is wholly-owned by Norman Leslie, a director and executive officer of the Company and a principal of the Advisor, to provide property management and hotel operations management services for the Fairfield Inn Lubbock. The agreement has an initial term expiring on December 31, 2025, which automatically renews for a period of five years on each successive five-year period, unless terminated in accordance with its terms. NHS earns a monthly base management fee for property management services equal to 4% of gross revenue, an accounting fee of $14.00 per room for accounting services, payable monthly, and an administrative fee equal to 0.60% of gross revenues for administrative and other services. The Company also reimburses NHS for certain costs of operating the property incurred on behalf of the Company. All reimbursements are paid to NHS at cost.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

On January 8, 2020, in connection with the Company’s acquisition of the Fairfield Inn Lubbock, and pursuant to the Consent, Amendment and Assumption Agreement, dated as of January 8, 2020 (the “Assumption Agreement”), the Owner and the TRS Subsidiary (collectively, the “Borrower”) assumed the existing term loan originally made by Starwood Mortgage Capital, LLC and currently held by Wells Fargo Bank, National Association, as trustee for Morgan Stanley Capital I Trust 2019-H6, Commercial Mortgage Pass-Through Certificates, Series 2019-H6 (the “Lender”), an unaffiliated lender, which is secured by the Fairfield Inn Lubbock (the “Fairfield Inn Lubbock Loan”). The original amount of the loan was $9.5 million, and the outstanding principal balance was approximately $9.4 million at the time the loan was assumed by the Borrower.  The Fairfield Inn Lubbock Loan has a fixed interest rate of 4.93% per annum, matures on April 6, 2029, with no extension option, and requires monthly payments of principal and interest with a balloon payment due at maturity. The Borrower has the right to prepay all or a portion of the Fairfield Inn Lubbock Loan beginning in December 2028, subject to certain fees and conditions contained in the loan documents.  Pursuant to the Assumption Agreement, the Company and the Operating Partnership (collectively, the “Guarantor”), assumed a Guaranty (the “Guaranty”) in connection with the Fairfield Inn Lubbock Loan, pursuant to which, the Guarantor absolutely, unconditionally and irrevocably guarantees to the Lender (i) the payment of all actual losses, damages, costs, expenses, liabilities, claims or other obligations incurred by Lender as a result of fraud, gross negligence, willful misconduct and certain other intentional actions or omissions of the Borrower or Guarantor in violation of the loan documents, as further described in the Guaranty, and, (ii) the full and prompt payment and performance when due of all amounts for which the Borrower is liable under the Fairfield Inn Lubbock Loan under certain circumstances, including, without limitation, certain bankruptcy or insolvency proceedings involving the Borrower, as further described in the Guaranty.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Because it is impracticable to provide the required financial statements for the acquisition of the real property described in this Current Report on Form 8-K at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: January 13, 2020	BY:	/s/ Corey R. Maple
Corey R. Maple
Chairman of the Board, Chief Executive Officer and Secretary